UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 17, 2012

TYCO INTERNATIONAL LTD.

(Exact name of registrant as specified in its charter)

Switzerland	98-0390500
(Jurisdiction of Incorporation)	(IRS Employer Identification Number)

001-13836

(Commission File Number)

Freier Platz 10

Schaffhausen, CH-8200 Switzerland

(Address of Principal Executive Offices, including Zip Code)

41-52-633-02-44

(Registrant’s telephone number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 17, 2012, Tyco Flow Control International Ltd. (“Tyco Flow Control”) filed an amendment to its Registration Statement on Form S-1 (Registration No. 333-181253) that Tyco Flow Control originally filed with the Securities and Exchange Commission on May 8, 2012 to include Tyco Flow Control financial information for the quarter ended June 29, 2012 (the “Tyco Flow Control Amendment”). Tyco International Ltd. (“Tyco”) is filing certain excerpts from the Tyco Flow Control Amendment as Exhibit 99.1 to this Current Report on Form 8-K, which is incorporated herein by reference, for the purpose of making such excerpts available to Tyco’s shareholders. See “Item 9.01 Financial Statements and Exhibits.”

On August 29, 2012, The ADT Corporation (“ADT”) filed an amendment to its Registration Statement on Form 10 (Registration No. 001-35502) that ADT originally filed with the Securities and Exchange Commission on May 25, 2012 to include ADT financial information for the quarter ended June 29, 2012, add Exhibit 10.20 (ADT’s 2012 Stock and Incentive Plan), add updated versions of Exhibit 10.5 (Form of Patent Agreement ) and Exhibit 10.6 (Form of Trademark Ownership Agreement), update certain related textual disclosure and update certain other information in the registration statement (the “ADT Amendment”). Tyco is filing certain excerpts from the ADT Amendment as Exhibit 99.2 to this Current Report on Form 8-K, which is incorporated herein by reference, for the purpose of making such excerpts available to Tyco’s shareholders. See “Item 9.01 Financial Statements and Exhibits.”

This Current Report on Form 8-K is also being filed to include Tyco pro forma financial information for the quarter ended June 29, 2012, as well as other updated Tyco financial information. The updated pro forma information and other financial information present Tyco’s results of operations assuming the spin-offs and related transactions had been completed as of the indicated dates. Tyco is filing this information as Exhibit 99.3 to this Current Report on Form 8-K, which is incorporated herein by reference, for the purpose of making such information available to Tyco’s shareholders. See “Item 9.01 Financial Statements and Exhibits.

Forward-Looking Statements

The exhibits to this Current Report on Form 8-K, the Tyco Flow Control Amendment and the ADT Amendment contain statements concerning expectations of financial or operational performance or economic outlook, or concerning other future events or results, or which refer to matters which are not historical facts, which are “forward-looking statements” within the meaning of the U.S. federal securities laws. Similarly, statements that describe Tyco’s (or ADT’s, Tyco Flow Control’s or Pentair, Inc.’s (“Pentair’s”) objectives, expectations, plans or goals are forward-looking statements. Forward-looking statements include, without limitation, expectations concerning the outlook for Tyco’s, ADT’s, Tyco Flow Control’s or Pentair’s businesses, productivity, plans and goals for future operational improvements and capital investments, operational performance, future market conditions or economic performance and developments in the capital and credit markets and expected future financial performance, as well as any information concerning possible or assumed future results of operations of Tyco, ADT, Tyco Flow Control and Pentair. Forward-looking statements also include statements regarding the expected benefits of the proposed Distributions and the Merger (each as described in the Tyco’s definitive proxy statement filed on August 3, 2012 (the “Tyco Proxy Statement”)).

Forward-looking statements involve a number of risks and uncertainties, and actual results or events may differ materially from those projected or implied in those statements. Important factors that could cause such differences include, but are not limited to:

•

the matters described in the section titled “Risk Factors” beginning on page 74 of the Tyco Proxy Statement and the sections titled “Risk Factors” in the ADT Amendment and the Tyco Flow Control Amendment;

•	the ability of either Tyco, ADT or Tyco Flow Control to realize the intended benefits of the Distributions and the Merger;

•	adverse changes in economic, legal or industry conditions, both in North America and globally;

•	continuing volatility in the capital or credit markets and other changes in the securities and capital markets;

•	changes affecting customers or suppliers;

•	competition and consolidation in the industries in which Tyco, ADT, Tyco Flow Control and Pentair compete;

•	developments and changes in laws and regulations;

•	developments in and losses resulting from claims and litigation;

•	natural events such as severe weather, fires, floods and earthquakes, or acts of terrorism;

•	changes in tax laws and rules, and other regulatory matters, both in the U.S. and abroad;

•	changes in operating conditions and costs;

•	economic and political conditions in international markets; and

•	the extent of Tyco’s, ADT’s , Tyco Flow Control’s and Pentair’s ability to achieve their respective operational and financial goals and initiatives.

In addition, the spin-offs and the Merger are subject to the satisfaction of the conditions described in the Tyco Proxy Statement, the possibility that the spin-offs and the merger are not completed, and risks that the proposed spin-offs and the merger disrupt current plans and operations and business relationships or pose difficulties in attracting or retaining employees for Tyco, ADT, Tyco Flow Control or Pentair.

We caution against placing undue reliance on forward-looking statements, which reflect Tyco’s current beliefs and are based on information currently available to Tyco as of the date a forward-looking statement is made. Forward-looking statements set forth or incorporated by reference herein speak only as of the date of hereof or the date of the document incorporated by reference, as the case may be. Tyco undertakes no obligation to revise forward-looking statements to reflect future events, changes in circumstances, or changes in beliefs. In the event that Tyco does update any forward-looking statements, no inference should be made that Tyco will make additional updates with respect to that statement, related matters, or any other forward looking statements. Any corrections or revisions and other important assumptions and factors that could cause actual results to differ materially from forward-looking statements, including discussions of significant risk factors, may appear in Tyco’s and Pentair’s public filings with the SEC, which are accessible at www.sec.gov, and which you are advised to consult.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits. The following exhibit is being filed herewith:

Exhibit	Description

99.1	Excerpts from the Tyco Flow Control Amendment

99.2	Excerpts from the ADT Amendment

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Tyco and Supplemental Financial Information of Tyco

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: September 12, 2012	TYCO INTERNATIONAL LTD.

	By:	/s/ Judith A. Reinsdorf
		Name:	Judith A. Reinsdorf
		Title:	Executive Vice President and General Counsel

TYCO INTERNATIONAL LTD.

Exhibit Index to Current Report on Form 8-K

Dated September 12, 2012

Exhibit Number	Description

99.1	Excerpts from the Tyco Flow Control Amendment

99.2	Excerpts from the ADT Amendment

99.3	Unaudited Pro Forma Condensed Consolidated Financial Statements of Tyco and Supplemental Financial Information of Tyco